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                                                                    EXHIBIT 10.5

                             TAX SHARING AGREEMENT

     This TAX SHARING AGREEMENT (the "Agreement") is made effective as of
          2001, by and between Fairfax Inc., a Wyoming corporation ("Fairfax"), on behalf of itself and the Fairfax Subgroup (as defined below), Odyssey Re Holdings Corp., a Delaware corporation ("Odyssey Holdings"), and Odyssey America Reinsurance Corp., a Connecticut corporation ("Odyssey America"), Odyssey Reinsurance Corp., a Delaware corporation ("ORC") and Hudson Insurance Company, a Delaware corporation ("Hudson") (Odyssey America, ORC and Hudson are collectively referred to as the "Subsidiaries" or individually called "Subsidiary"). Odyssey Holdings and the Subsidiaries are sometimes hereafter collectively referred to as the "Odyssey Subgroup", as defined below.

                                    RECITALS

     WHEREAS, Fairfax is the common parent of an affiliated group of corporations (as defined in Section 1504(a) of the Code) which includes Odyssey America and the Subsidiaries;

     WHEREAS, the Affiliated Group filed consolidated federal income tax returns under Section 1501 of the Code, so that the Tax liability of the Affiliated Group is determined under Section 1502 of the Code and the Regulations thereunder by consolidating the income, expenses, gains, losses and credits of all of the Members of the Affiliated Group;

     WHEREAS, Fairfax has filed Combined Returns on behalf of itself and other Members of the Affiliated Group for prior taxable years;

     WHEREAS, TIG Holdings, Inc. a Delaware corporation ("TIG") and its wholly owned direct and indirect subsidiaries are a party to an to an Inter-Company Tax Allocation Agreement, dated April 28, 1993 (the "April 28, 1993 Agreement"), setting forth their agreements with regard to their respective liabilities for any and all Taxes for tax years 1993 through 1999 in which any subsidiary is a Member of the Affiliated Group or Combined Group that includes TIG as the Parent;

     WHEREAS, Fairfax, Ranger Insurance Company, a Delaware corporation ("Ranger") on behalf of itself and its wholly owned direct and indirect subsidiaries, Noro Inc., a Delaware corporation ("Noro"), and ORC on behalf of itself and its wholly owned direct subsidiary, Hudson are a party to an Inter-Company Tax Allocation Agreement, dated December 31, 1996 (the "December 31, 1996 Agreement), setting forth their agreements with regard to their respective liabilities for any and all Taxes for tax years 1996 through 1999 in which any such subsidiary is a Member of the Affiliated Group or Combined Group that includes Fairfax as the Parent;

     WHEREAS, the Subsidiaries currently are a party to an Inter-Company Tax Allocation Agreement, dated January 1, 2000, which is applicable with respect to
(i) such Subsidiaries, and (ii) any entity acquired, created or otherwise added as an includable Member of the Affiliated Group subsequent to January 1, 2000 (the "January 1, 2000 Agreement"), setting forth their agreements with regard to their respective liabilities for any and all Taxes for all periods in which any Subsidiary is a Member of the Affiliated Group or Combined Group that includes TIG as the Parent;

     WHEREAS, the December 31, 1996 Agreement was amended, effective January 1, 1999, and entered into by and among Fairfax, Ranger on behalf of itself and its wholly owned direct subsidiaries, Crum & Forster Holdings, Inc., a Delaware corporation ("Crum & Forster") on behalf of itself and its wholly owned direct and indirect subsidiaries, ORC on behalf of itself and its wholly owned direct subsidiary; Standard Managing General Agency, Inc., a Texas corporation ("SGMA"); and The Standard Group, Inc., a Texas corporation ("SG") (the "January 1, 1999 Amendment"), setting forth their agreements with regard to their respective liabilities for any and all Taxes for all periods in which any such subsidiary is a Member of the Affiliated Group or Combined Group that includes Fairfax as the Parent (the January 1, 2000 Agreement, the

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December 31, 1996 Agreement, the April 28, 1993 Agreement, and the January 1,
1999 Amendment are collectively referred to as the "Inter-Company Tax Agreements");

     WHEREAS, Odyssey Holdings, intends to undertake an initial public offering (the "Offering") of its stock as contemplated by the registration statement (No.
333-57642) dated           , 2001 (the "Separation Date");

     WHEREAS, as a result of the Offering, the Subsidiaries will cease to be a Member of the Affiliated Group for federal income tax purposes;

     WHEREAS, one or more of the Subsidiaries may remain a Member of Fairfax's Combined Group for state, local, foreign income and franchise Tax purposes;

     WHEREAS, in contemplation of the Offering, the parties hereto have determined to enter into this Agreement, which incorporates the Inter-Company Tax Agreements and which provides for certain other Tax matters for all periods in which any Member of the Odyssey Subgroup is a Member of the Affiliated Group or Combined Group that includes Fairfax.

     NOW, THEREFORE, in consideration of the mutual agreements, promises and covenants contained in this Agreement, the parties, intending to be legally bound, do hereby agree as follows:

                            ARTICLE 1 -- DEFINITIONS

     For purposes of this Agreement:

     1.1 "Adjustment" means an adjustment determined on an issue-by-issue or transaction-by-transaction basis, as appropriate, made or proposed by a Taxing Authority with respect to any amount reflected or required to be reflected on any Return relating to such Tax.

     1.2 "Affiliated Group" means the affiliated group as defined in Section 1504(a) of the Code that has Fairfax as the common Parent.

     1.3 "After-Tax Basis" in reference to an indemnity payment under Section
5.3 shall mean an amount that, after (i) subtraction of the aggregate additional Taxes incurred or to be incurred by the party receiving the indemnity payment as a result of the receipt of such payment, and (ii) addition of the tax benefit to the party receiving the indemnity payment on account of the Adjustment to which such indemnity payment relates, is equal to the amount of the Tax Adjustment. "After-Tax Basis" in reference to a benefit payment under Section 5.3 shall mean an amount that, after (i) addition of the aggregate additional Taxes incurred or to be incurred by the party making the benefit payment on account of the Tax benefit to which such benefit payment relates, and (ii) subtraction of the Tax benefit to the party making the benefit payment as a result of the making of such payment, is equal to the amount of the Tax benefit. For purpose of determining such additional Taxes incurred or to be incurred and such Tax benefit, the following assumptions will be used: (a) in the case of any income Tax, the highest marginal Tax rate or, in the case of any other Tax, the highest applicable Tax rate, in each case in effect with respect to that Tax for the Taxable period or any portion of the Taxable period to which the indemnity payment or benefit payment relates; and (b) such determination shall be made without regard to whether any actual additional Taxes or Tax benefit will in fact be realized with respect to the Return to which such payment relates.

     1.4 "Carryforward Tax Attribute" means a deductible or creditable consolidated federal income tax attribute (or an equivalent state, local or foreign income or franchise tax attribute), including, but not limited to, (i) a consolidated net operating loss, a consolidated net capital loss, a consolidated unused foreign investment credit, a consolidated unused foreign tax credit, or a consolidated excess charitable contribution (see Section 1.1502-79 of the Regulations), and (ii) the consolidated minimum tax credit, or other consolidated general business credits, that can be carried forward from one tax period to subsequent tax periods.

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     1.5 "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any law, which may be a successor thereto. A reference to any section of the Code means such section as in effect from time to time and any comparable provision of the Code or any successor law.

     1.6 "Combined Group" means a group of corporations or other entities that file a Combined Return with any Subsidiary.

     1.7 "Combined Return" means a Return of state, local or foreign income or franchise tax, or amendment thereof, filed by the Combined Group.

     1.8 "Combined Return Period" means that period of time during which any Subsidiary is a Member of the Combined Group that includes any Member of the Fairfax Subgroup.

     1.9 "Combined Return Year" means any Taxable year or portion thereof of the Combined Return Period.

     1.10 "Consolidated Group" means a group of corporations or other entities that file a Consolidated Group Return with any Subsidiary.

     1.11 "Consolidated Group Return" means a Return of federal income tax, or amendment thereof filed by the Affiliated Group.

     1.12 "Consolidated Return Date" means each date upon which the Consolidated Group Return is filed.

     1.13 "Consolidated Return Period" means that period of time during which any Subsidiary is a Member of the Affiliated Group.

     1.14 "Consolidated Return Year" means any Taxable year or portion thereof of the Consolidated Return Period or Combined Return Period.

     1.15 "Consolidated Tax Liability" means, with respect to any Consolidated Return Period or Combined Return Period, the consolidated, combined or unitary Tax liability of the Affiliated Group or Combined Group.

     1.16 "Estimated Payment Date" means each date occurring during any Consolidated Return Year or Combined Return Year upon which the Consolidated Group or Combined Group is required to make a payment of estimated Tax, whether or not such a payment is due, for such Consolidated Return Year or Combined Return Year, as applicable.

     1.17 "Extension Payment Date" means, with respect to any Consolidated Return Year, any date upon which the Affiliated Group or Combined Group shall be required to make a payment of income or franchise Taxes in connection with any request by Fairfax, on behalf of the Affiliated Group or Combined Group, for an extension of the date upon which it would have been required, absent such extension, to file its federal, state, local or foreign income or franchise tax return for such Consolidated Return Year.

     1.18 "Fairfax Subgroup" means the group of corporations, if any, that would constitute a separate Affiliated Group within the meaning of Section 1504 of the Code if the Subsidiaries were not Members of such Affiliated Group. If no Fairfax Subgroup exists, references to Fairfax Subgroup in this agreement shall be interpreted as references to Fairfax.

     1.19 "Fairfax Subgroup Tax Adjustment" shall mean, with respect to any Taxable period or portion of a Taxable period, and as computed separately with respect to each Tax, the net increase in each such Tax equal to the sum of all Tax Adjustments made pursuant to a Final Determination with respect to each such Tax for each such Taxable period or portion of a Taxable period that are attributable to the income, assets and/or business of any Member of the Fairfax Subgroup.

     1.20 "Fairfax Subgroup Tax Benefit" shall mean, with respect to any Taxable period or portion of a Taxable period, and as computed separately with respect to each Tax, the net decrease in each such Tax equal to the sum of all Tax Adjustments made pursuant to a Final Determination with respect to each such Tax for

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each such Taxable period or portion of a Taxable period that are attributable to the income, assets and/or business of any Member of the Fairfax Subgroup.

     1.21 "Final Determination" means (a) a decision, judgment, decree or other order by any court of competent jurisdiction, which has become final and is either no longer subject to appeal or for which a determination not to appeal has been made; (b) a closing agreement made under Section 7121 of the Code or any comparable foreign, state, local, municipal or other Taxing statute; (c) a final disposition by any Taxing Authority of a claim for refund; or (d) any other written agreement relating to an Adjustment to which any Taxing Authority is a party the execution of which is final and prohibits such Taxing Authority from seeking any further legal or administrative remedies with respect to such Adjustment.

     1.22 "Group Refund Claim" means any claim filed by Fairfax on behalf of the Affiliated Group for a refund of federal income Taxes or on behalf of the Combined Group for a refund of state, local or foreign income or franchise Taxes.

     1.23 "IRS" means the Internal Revenue Service.

     1.24 "Member" means, with respect to any Consolidated Return Period, an includible corporation (as defined in section 1504(b) of the Code) in the Affiliated Group or an includible corporation in a Combined Group.

     1.25 "Odyssey Subgroup" means the group of corporations, if any, that would constitute a separate Affiliated Group within the meaning of Section 1504 of the Code with Odyssey Holdings as the common parent if the Offering had occurred prior to the beginning of any tax periods potentially covered by this Agreement.

     1.26 "Parent" means any corporation that directly owns stock that possesses more than 80 percent of the total voting power of the stock of another Member.

     1.27 "Person" means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, or any other entity regardless of the type or nature thereof.

     1.28 "Regulation" means an income tax regulation promulgated by the U.S. Treasury Department under the Code. A reference to any section of the Regulations means such section as in effect from time to time and any comparable successor regulation.

     1.29 "Return" means any return, report, form or similar statement or document (including, without limitation, any related or supporting information or schedule attached thereto and any information return, claim for, amended return and declaration of estimated Tax) that has been or is required to be filed with any Taxing Authority or that has been or is required to be furnished to any Taxing Authority in connection with the determination, assessment or collection of any Taxes or the administration of any laws, regulations or administrative requirements relating to any Taxes.

     1.30 "Separation Date" means           , 2001.

     1.31 "Separate Return Period" means that period of time during which the Odyssey Subgroup is not a Member of the Affiliated Group or the Combined Group, as the case may be;

     1.32 "State, Local or Foreign Income or Franchise Returns" has the meaning set forth in Article 2.2(a) of this Agreement.

     1.33 "Subsidiary Tax Adjustment" means, with respect to any Taxable period or portion of a Taxable period, and as computed separately with respect to each Tax, the net increase in each such Tax equal to the sum of all Tax Adjustments made pursuant to a Final Determination with respect to each such Tax for each such Taxable period or portion of a Taxable period that are attributable to the income, assets and/or business of any Subsidiary.

     1.34 "Subsidiary Tax Benefit" means, with respect to any Taxable period or portion of a Taxable period, and as computed separately with respect to each Tax, the net decrease in each such Tax equal to the sum of
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all Tax Adjustments made pursuant to a Final Determination with respect to each such Tax for each such Taxable period or portion of a Taxable period that are attributable to the income, assets and/or business of any Subsidiary.

     1.35 "Tax" (and, with correlative meanings, "Taxes" and "Taxable") means, without limitation, and as determined on a jurisdiction-by-jurisdiction basis, each foreign or United States federal, state, local or municipal income, alternative or add-on minimum, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, value added or any other tax, custom, tariff, impost, levy, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount related thereto, imposed by any Taxing Authority.

     1.36 "Tax Adjustment" shall mean the deemed increase or decrease in a Tax, determined on an issue-by-issue or transaction-by-transaction basis, as appropriate, and using the assumptions set forth in the next sentence, resulting from an adjustment made or proposed by a Taxing Authority with respect to any amount reflected or required to be reflected on any Return relating to such Tax. For purpose of determining such deemed increase or decrease in a Tax, the following assumptions will be used: (a) in the case of any income tax, the highest marginal tax rate or, in the case of any other Tax, the highest applicable Tax rate, in each case in effect with respect to that Tax for the Taxable period or any portion of the Taxable period to which the adjustment relates; and (b) such determination shall be made without regard to whether any actual increase or decrease in such Tax will in fact be realized with respect to the Return to which such adjustment relates.

     1.37 "Taxing Authority" means any governmental authority or any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or other imposition of Taxes.

     1.38 "Tax Contest" means, without limitation, any audit, examination, claim, suit, action or other proceeding relating to Taxes in which an Adjustment to Taxes may be proposed, collected or assessed and in respect of which an indemnity payment, reimbursement or other payment may be sought under this Agreement.

                         ARTICLE 2 -- TAX RETURN FILING

     2.1 Consolidated Group Returns. (a) General. For any Consolidated Return Period, Fairfax shall have sole and exclusive responsibility for the preparation and filing with the IRS of all Consolidated Group Returns and amendments thereto, that include any Subsidiary, which are required to be filed by Fairfax or a subsidiary of Fairfax on behalf of the Affiliated Group, including but not limited to determining all Tax Return positions, paying estimated taxes and other consolidated Taxes and making all federal elections for the Affiliated Group and each Member of such group; provided, however, that at least 30 days prior to filing any Consolidated Group Return, Fairfax shall provide Odyssey Holdings the opportunity to review the portion of such Consolidated Group Return that reflects the income and operations of the Odyssey Subgroup. Odyssey Holdings shall communicate its comments, if any, to Fairfax at least 15 days prior to the due date, including extensions, for filing such Tax Return.


     (b) Cooperation. Odyssey Holdings, on behalf of the Subsidiaries, shall furnish Fairfax, at least sixty (60) days before the due date (including extensions) of any such Consolidated Group Return, with all information required by Fairfax to complete such Consolidated Group Return in accordance with instructions from Fairfax and in a manner consistent with prior returns, if any. Odyssey Holdings will also furnish Fairfax work papers and other such information and documentation as is reasonable requested by Fairfax with respect to the Subsidiaries.


     2.2 State, Local or Foreign Income or Franchise Returns. (a) General. For any Combined Return Period, Fairfax shall have sole and exclusive responsibility for the preparation and filing with any Taxing Authority of all Combined Returns and amendments thereto, that include any Member of the Odyssey Subgroup, which are required to be filed by Fairfax or a subsidiary of Fairfax on behalf of the Combined
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Group, including but not limited to determining all Tax Return positions, paying estimated taxes and other combined, consolidated or unitary state, local or foreign income or franchise Taxes and making all elections for the Combined
Group and each Member of such group; provided, however, that at least 30 days prior to filing any Combined Return, Fairfax shall provide Odyssey Holdings the opportunity to review the portion of such Combined Return that reflects the income and operations of the Odyssey Subgroup. Odyssey Holdings shall communicate its comments, if any, to Fairfax at least 15 days prior to the due date, including extensions, for filing such Tax Return.


     (b) Cooperation. Fairfax will timely advise Odyssey Holdings of the inclusion of any Member of the Odyssey Subgroup in any Fairfax Combined Return and the jurisdictions in which such Combined Return will be filed. Each Member of the Odyssey Subgroup will evidence its agreement to be included in such Combined Return on the appropriate form(s) and will take such other actions as may be appropriate, in the opinion of Fairfax, to carry out the purposes and intent of this
          Article 2.2(b). Each Member of the Odyssey Subgroup included in a Combined Return filed by Fairfax or a Member of the Fairfax Subgroup shall furnish Fairfax, at least sixty (60) days before the due date (including extensions) of any such Combined Return, with all information required by Fairfax to prepare such Combined Return in accordance with instructions from Fairfax and in a manner consistent with prior returns, if any. Odyssey Holdings will also furnish Fairfax work papers and other such information and documentation as is reasonable requested by Fairfax with respect to any such Member of the Odyssey Subgroup.


          ARTICLE 3 -- ALLOCATION AND PAYMENT OF LIABILITIES FOR TAXES

     3.1 Allocation of Taxes. Fairfax (on behalf of itself and other Members of the Fairfax Subgroup) and Odyssey Holdings (on behalf of itself and other Members of the Odyssey Subgroup) agree to determine and allocate the Tax liability of the Affiliated Group and/or Combined Group among themselves in accordance with the provisions of the Inter-Company Tax Agreements and each Member of the Odyssey Subgroup shall pay to Fairfax its federal income tax liability in accordance with the applicable provisions of such Agreement.

                 ARTICLE 4 -- DISPUTES WITH TAXING AUTHORITIES

     4.1 Confirmation of Authority. In the event of a Tax Contest with the IRS or any other Taxing Authority concerning the amount of any Tax liability of, or refund due to the Affiliated Group, Combined Group or any Member thereof for any Consolidated Return Year or Combined Return Year, and in connection with every Group Refund Claim or other claim for refund of Tax for any Consolidated Return Year or Combined Return Year, Odyssey Holdings and the Subsidiaries hereby expressly confirm, with respect to federal income Tax liability, the authority granted to Fairfax in Regulations Section 1.1502-77 (and in any successor provision thereto) of the Regulations to act on behalf of Odyssey Holdings and the Subsidiaries notwithstanding that Odyssey Holdings or any Subsidiary may be liable for additional Tax or for additional payments to Fairfax. With respect to such federal income Taxes and all other Taxes, Odyssey Holdings and the Subsidiaries hereby expressly and irrevocably appoint Fairfax to be each of such entity's sole agent. Odyssey Holdings and the Subsidiaries expressly relinquish any rights each such entity may have to act for or represent itself in any manner in any such Tax Contest or with respect to any such Group Refund Claim related to the time period in which any Subsidiary is a Member of the Affiliated Group. Odyssey Holdings and the Subsidiaries hereby authorize Fairfax and its representatives to pursue such Tax Contest, Group Refund Claim, or other claim for refund of Tax either administratively or by court action. Odyssey Holdings and the Subsidiaries hereby irrevocably agree that Fairfax shall have the exclusive right, on behalf of Odyssey Holdings and the Subsidiaries, to make any and all decisions to pursue, settle, or appeal any Tax Contest, Group Refund Claim or other claim for refund of Tax, and to control all administrative and court proceedings and any and all negotiations and settlements related thereto. Odyssey Holdings and the Subsidiaries hereby expressly consent to Fairfax entering into settlements on behalf of each such entity, as Fairfax deems appropriate in its sole discretion, exercised in good faith; provided, however, that prior to settling an issue that would give rise to a Tax Adjustment for which Odyssey Holdings or a Subsidiary would be liable under

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this Agreement. Odyssey Holdings or such Subsidiary shall have the right and opportunity to review such settlement. Fairfax may, in its sole discretion, exercised in good faith, accept or reject any suggestions made by Odyssey Holdings or any Subsidiary with respect to such settlement; provided, however, that Fairfax shall not reject any suggestion made by Odyssey Holdings or any Subsidiary if to do so would be unreasonable. Odyssey Holdings and the Subsidiaries may assist in the defense of audit issues arising from each such entity's operations, at its own expense, subject to the direction and control of Fairfax. Odyssey Holdings and each of the Subsidiaries shall reimburse Fairfax for all reasonable out-of pocket expenses (including, with limitation, legal, consulting and accounting fees) in the course of a Tax Contest regarding an item of Odyssey Holdings or any Subsidiary, respectively, for any Taxable period during which any Subsidiary was a Member of the Affiliated Group and/or Combined Group to the extent such expenses are reasonably attributable to such Tax Contest.

     4.2 Agreement to Cooperate. Odyssey Holdings and each of the Subsidiaries agrees to cooperate fully and in a timely manner with Fairfax in connection with the preparation of Tax Returns, the pursuit of any Group Refund Claim or other claim for refund of Taxes or the conduct of any Tax Contest for any Consolidated Return Year or Combined Return Year, at each such entity's own expense by taking any and all action that may be necessary or helpful, as requested by Fairfax, including (without limitation) furnishing to Fairfax access to and copies of all records and documents and making personnel available for interviews and testimony.

     4.3 Adjustments.

     (a) Final Determination Adjustment. In the event there is an Adjustment, made pursuant to a Final Determination, of an item of income, gain, loss, deduction, or credit with respect to any Return of any Member of the Affiliated Group and/or Combined Group for any Taxable period during which Odyssey Holdings and/or any other Member of the Odyssey Subgroup is or was a Member of the Affiliated Group and/or Combined
           Group:

        (i) Each Subsidiary or any other Member of the Odyssey Subgroup shall be liable for, and shall indemnify and hold harmless, as appropriate, each Member of the Fairfax Subgroup, on an After-Tax Basis against any and all Subsidiary Tax Adjustments;

        (ii) Each Subsidiary or any other Member of the Odyssey Subgroup shall be entitled to receive on an After-Tax Basis the amount of any Subsidiary Tax Benefits;

        (iii) Fairfax shall be liable for, and shall indemnify and hold harmless, as appropriate, each Subsidiary or any other Member of the Odyssey Subgroup on an After-Tax Basis against any and all Fairfax Tax Adjustments; and

        (iv) Fairfax shall be entitled to receive on an After-Tax Basis the amount of any Fairfax Tax Benefits.

     (b) Allocation of Tax Adjustment. Fairfax, Odyssey Holdings, each Subsidiary or any other Member of the Odyssey Subgroup shall share the amount of any Tax Adjustment if, and to the extent, each party is liable for and/or has an obligation to make, or has the right to receive, as the case may be, any indemnity payment, or other payment with respect to such Tax Adjustment under Section 4.3, in proportion to the amounts of the underlying Adjustments giving rise to such Tax Adjustment attributable to the Fairfax Subgroup and the Odyssey Subgroup respectively.

     (c) Indemnification. Fairfax shall be liable for, and shall indemnify and hold harmless, as appropriate, Odyssey Holdings, each Subsidiary or any other Member of the Odyssey Subgroup on an After-Tax Basis against any and all Tax Adjustments arising out of, or in connection with the Offering.

     (d) Indemnity Payments. Indemnity payments required by Section 4.3 be paid within 60 days of the date of such Final Determination. Fairfax shall provide Odyssey Holdings or the applicable Subsidiary with prompt written notice of each such Final Determination.

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                           ARTICLE 5 -- TAX ATTRIBUTE CARRYOVERS

     5.1 Tax Attribute Carryovers.

     (a) Carryforward Tax Attributes. The Carryforward Tax Attributes available to any Subsidiary for Separate Return Periods will be determined by allocating the Carryforward Tax Attributes of the Fairfax Group to tax periods beginning after the Separation Date among the Fairfax Subgroup and each Subsidiary as described in
           Section 5.1(b) and 5.1(c).

     (b) Federal Tax Attributes. Any Carryforward Tax Attributes allocable to any Subsidiary shall remain with such Subsidiary. The portion, if any, of any Fairfax Group consolidated or combined unused foreign tax credit which is allocable to any Subsidiary shall be determined separately with respect to each of the items of income listed in
           Section 904(d) of the Code.

     (c) State, Local or Foreign Income or Franchise Tax Attributes. No tax attributes arising from state, local or foreign income or franchise Tax Returns shall be allocated to any Subsidiary, unless under the provisions of applicable state, local, foreign or franchise law or regulation such tax attributes are expressly required to be allocated to such Subsidiary.

     5.2 Carryback Items from separate Return periods. With respect to carrybacks of any Member of the Odyssey Subgroup, or net operating losses, net capital losses, unused tax credits and other deductible or creditable Tax attributes to a Consolidated Return Period and/or Combined Return from a separate Return period which would be permitted under the Code and the Regulations (or state, local, foreign or franchise law or regulation), each such Member of the Odyssey Subgroup shall make an irrevocable election under Regulations Section 1.1502-21(b)(3)(i) (or comparable state, local, foreign or franchise or regulation), to relinquish any carryback period which would include the Consolidated Return Period and/or Combined Return. In cases where a Member of the Odyssey Subgroup cannot relinquish the carryback period or, if the parties otherwise agree, Fairfax shall cooperate with such Member in seeking Tax refunds from the appropriate Taxing Authority, at such Member's expense, and such Member shall be entitled to such refund, including interest paid by the Taxing Authority in connection with such refund; provided however, that such Member shall indemnify and hold Fairfax harmless from and against any and all collateral Tax consequences, including interest, resulting from or caused by the carryback of deductible or creditable Tax attributes by such Member from a separate Return period to a Consolidated Return Period and/or Combined Return, including but not limited to, Tax attributes of Fairfax that expire unused (including Tax attributes that expire during a Tax period subsequent to the Tax period during which the Member of the Odyssey Subgroup's Tax attribute carried back was generated) and which would have been used but for such Member's carryback. The amount of such indemnity shall be limited to the actual Tax benefits to which Fairfax would have been entitled in the absence of the carryback of the deductible or creditable Tax attribute of such Member. Each such Member shall have the right to review the collateral Tax consequences being indemnified. The amount of the refund due to such Member from Fairfax shall be reduced and offset by the amount of the indemnification, if any.

     5.3 Post-Consolidated Period Taxes.

     (a) Fairfax Indemnity. Fairfax shall indemnify and hold Odyssey Holdings and each Member of the Odyssey Subgroup harmless for any Taxes relating to Tax Returns of Fairfax or the Fairfax Subgroup for any Separate Return Period.

     (b) Odyssey Indemnity. Odyssey Holdings shall indemnify and hold Fairfax and each Member of the Fairfax Subgroup harmless for any Taxes relating to Tax Returns of Odyssey Holdings or the Odyssey Subgroup for any Separate Return Period.

                       ARTICLE 6 -- PRIORITY OF AGREEMENT

     6.1 Fixing of Liability. The provisions of this Agreement, in conjunction with the Inter-Company Tax Agreements, shall determine and fix the liability of the parties to each other as to the matters provided for herein, regardless of how the payments made pursuant hereto are treated for tax purposes.

                        ARTICLE 7 -- OTHER GROUP MEMBERS

     7.1 Agreements. Fairfax, Odyssey Holdings and the Subsidiaries recognize that other corporations are now or may from time to time hereafter become Members of the Affiliated Group or Combined Group and it may become appropriate to adopt different or additional methods of sharing Taxes. Odyssey Holdings and the Subsidiaries hereby authorize Fairfax to enter into the same, similar or different supplemental, conflicting or replacement tax sharing agreements on behalf of the Affiliated Group or Combined Group (including Odyssey Holdings and the Odyssey Subgroup) with any corporation, which is now or may hereafter become a Member of the Affiliated Group or Combined Group.

                              ARTICLE 8 -- RECORDS

     8.1 Retention by Fairfax. Fairfax shall, until the end of the applicable statute of limitations for each Tax year (giving effect to any extensions thereof), retain all material, including but not limited to, Returns, supporting schedules, workpapers, correspondence, and other documents relating to the Consolidated Group Returns and/or Combined Returns filed for a Taxable year during which the Subsidiaries or any Member of the Odyssey Subgroup is a Member of the Affiliated Group or Combined Group and shall make such items available to Odyssey Holdings, any Subsidiary or any Member of the Odyssey Subgroup for inspection or copying (at such entity's own expense) during Fairfax's regular business hours.

     8.2 Retention by Odyssey Holding, the Subsidiaries or any Member of the Odyssey Subgroup. Odyssey Holdings, the Subsidiaries or any Member of the Odyssey Subgroup shall, until the end of the applicable statute of limitations for each Tax year (giving effect to any extensions thereof), retain all material, including but limited to, Returns supporting schedules, workpapers, correspondence, and other documents relating to Consolidated Group Returns and/or Combined Returns filed for a Taxable year during which, the Subsidiaries or any Member of the Odyssey Subgroup is a Member of the Affiliated Group or Combined Group and shall make such items available to Fairfax for inspection or copying (at Fairfax's own expense) during Odyssey Holding's, the Subsidiary's or any Member of the Odyssey Subgroup's regular business hours.

                       ARTICLE 9 -- TERM AND TERMINATION

     9.1 Term. This Agreement, in conjunction with the Inter-Company Tax Agreements, shall apply to and govern all Taxable Periods for which any Subsidiary or any Member of the Odyssey Subgroup is included in the Affiliated Group or Combined Group and all subsequent Taxable periods, unless the parties hereto each agree in writing to terminate either or both of such Agreements.

                          ARTICLE 10 -- MISCELLANEOUS

     10.1 Governing Law. The internal laws of the State of Delaware (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms and the interpretation and enforcement of the rights and duties of the parties hereto.

     10.2 Assignment; Binding Upon Successors and Assigns. Odyssey Holdings, the Subsidiaries and/or any Member of the Odyssey Subgroup may not assign, whether voluntarily or by operation of law, any of such entity's rights or obligations hereunder without the prior written consent of Fairfax, which consent may be withheld in its sole discretion. Fairfax may assign its rights (but not its obligations) under this Agreement without the consent of Odyssey Holdings, the Subsidiaries and/or any Member of the Odyssey Subgroup; provided, however, that the rights and obligations of Fairfax may be assigned, without the consent of such entities, pursuant to a merger, exchange, recapitalization or other reorganization to which Fairfax is a party or by operation of law. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any Member corporation, which leaves the Affiliated Group or Combined Group, shall be bound by this Agreement.

     10.3 Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business, Tax and other purposes of the void or unenforceable provision.

     10.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

     10.5 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

     10.6 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default. Failure by either party, at any time, to require performance by the other party or to claim a breach of any provision of this Agreement shall not be construed as a waiver of any right accruing under this Agreement, nor shall it affect any subsequent breach or the effectiveness of this Agreement or any part hereof, or prejudice either party with respect to any subsequent action.

     10.7 Expenses. Unless otherwise provided, all fees and expenses incurred in connection with this Agreement will be paid by the party incurring such fees or expenses.

     10.8 Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

     10.9 Dispute Resolution. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement and shall attempt in good faith to negotiate a settlement of any dispute pursuant to the following process:

     (a) Notice of Dispute. Any party having a dispute or claim shall give the other party written notice stating the nature of the dispute in reasonable detail. Within ten (10) business days after delivery of the notice, the receiving party shall submit to the other a written response also in reasonable detail. Within five (5) business days after delivery of the written response the Chief Financial Officer (or other individual who has authority to settle the controversy and who has direct responsibility for administration of the relationships established pursuant to this Agreement) for each party shall meet (in person or by telephone) at a mutually acceptable time and place (including telephonic conference), and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other shall be honored.

     (b) Controversies. If such matter has not been resolved within ten (10) business days of the referral of the dispute to the Chief Financial Officers, then the parties may pursue litigation or, if mutually agreed, alternative dispute resolution mechanisms.

     10.10 Written Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses indicated on the signature page of this Agreement (or at such other address for a party as shall be specified by like notice). All such notices and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a telecopy, when the party receiving such copy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally-recognized overnight courier, on the business day following dispatch, and (d) in the case of mailing, on the tenth business day following such mailing. Failure of a party to provide notice in a prescribed time period or in a timely manner shall not constitute a waiver of the other party's obligation hereunder. Where notice is a condition to payment, the obligation to make the payment shall not be waived, forgiven or eliminated by virtue of a failure to give notice; however, the time period in which an amount must be paid shall be measured from the date on which notice is actually given.

     10.11 Representation by Counsel. Each of the parties hereto is represented by separate counsel of its own choosing. Each of the parties hereto has had an opportunity to ask questions of and receive advice from its counsel regarding the terms and conditions of this Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party, notwithstanding that as of the date hereof Odyssey Holdings is a wholly-owned subsidiary of Fairfax.

     10.12 Construction of Agreement.  A reference to a Section will mean a
Section in this Agreement unless otherwise explicitly set forth. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement, which will be considered as a whole.

     10.13 Jurisdiction and Venue. The parties hereto irrevocably consent to and agree that any litigation or other dispute resolution proceeding among the parties relating to this Agreement will take place in Delaware. The parties hereby irrevocably consent to the personal jurisdiction or and the venue in the state and federal court within such county.

     10.14 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions contemplated hereby and to carry into effect the intents and purposes of this Agreement.

     10.15 Entire Agreement. This Agreement, in conjunction with the Inter-Company Tax Agreements, constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. To the extent that any provision in the Inter-Company Tax Agreements conflicts with a provision herein, the provision in this Agreement shall control.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers.
                                          FAIRFAX INC.
                                          ON BEHALF OF ITSELF AND THE
                                          FAIRFAX SUBGROUP

                                          By:
                                          --------------------------------------
                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------
                                          Address for Notice:
                                               Fairfax Inc.

                                          Fax:
                                          Attention: Chief Financial Officer

                                          ODYSSEY RE HOLDINGS CORP.

                                          By:
                                          --------------------------------------
                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------
                                          Address for Notice:
                                               Odyssey Re Holdings Corp.

                                          Fax:
                                          Attention: Chief Financial Officer

                                          ODYSSEY AMERICA REINSURANCE CORP.

                                          By:
                                          --------------------------------------
                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------
                                          Address for Notice:
                                               Odyssey America Reinsurance Corp.

                                          Fax:
                                          Attention: Chief Financial Officer

                                          ODYSSEY REINSURANCE CORP.

                                          By:
                                          --------------------------------------
                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------
                                          Address for Notice:
                                               Odyssey Reinsurance Corp.

                                          Fax:
                                          Attention: Chief Financial Officer
                                          HUDSON INSURANCE CORP.

                                          By:
                                          --------------------------------------
                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------
                                          Address for Notice:
                                               Hudson Insurance Corp.

                                          Fax:
                                          Attention: Chief Financial Officer

                               TIG HOLDINGS, INC.

                     INTER-COMPANY TAX ALLOCATION AGREEMENT

     The purpose of this agreement (the "Agreement") is to determine the amount of federal and (where applicable) state income tax allocated to members of the affiliated group (as described below) and the amount each will pay to or receive from TIG Holdings, Inc. This Agreement is between TIG Holdings, Inc., a Delaware corporation ("Parent"), and the undersigned subsidiary corporation or corporations (hereafter collectively called the "Subsidiaries" or individually called "Subsidiary"). Parent and the Subsidiaries are sometimes hereafter collectively referred to as the "Group".

     1. The members of the Group are affiliated corporations and have elected to file a consolidated federal income tax return under the provisions of Section 1501, et seq., of the Internal Revenue Code of 1986, as amended, (the "Code") for the tax year ending December 31, 1993 and for each subsequent tax year of this Agreement. The Parent will compute and pay the consolidated federal income tax liability for the Group in accordance with the Code and its regulations, and will prepare, or cause to be prepared, and will file the consolidated federal income tax return for the Group. The Parent and the Subsidiaries shall review the accuracy of the accounting and methodology of the consolidated federal income tax return and make any necessary adjustments within thirty (30) days from the filing of the return.

     2. Each Subsidiary shall compute and pay to the Parent its federal income tax liability as if computed on a separate return. Each of the Subsidiaries shall have first use of all of its respective current operating losses and credits. The calculation of the separate federal income tax liability of each Subsidiary shall be made pursuant to the Code and its regulations, as well as applicable cases, rulings, etc., and shall be determined by utilizing the maximum applicable corporate income tax rate. Also, the calculation of the separate return tax liability shall reflect the federal income tax treatment governing the Section 338(h)(10) election made in the federal income tax return filed for the tax period ended April 27, 1993. Environmental tax shall be computed on a separate return basis exclusive of the exemption amount.

     3. Each Subsidiary shall pay such separate return tax liability to the Parent by no later than the applicable due date or dates that such payments would have been required by the Internal Revenue Service if the Subsidiary had filed a separate return, or as soon thereafter as possible.

     4. If a Subsidiary would not have to pay any federal income tax or would have a claim for refund of federal income taxes, the Parent will pay to such Subsidiary an amount equal to the refund such Subsidiary would have been entitled to obtain from the Internal Revenue Service. The Parent shall make the payment to the Subsidiary by no later than the applicable due date or dates that payment would have been made by the Internal Revenue Service if such Subsidiary had filed a timely claim for refund, or as soon thereafter as possible.

     5. If all or a portion of the Group is required or has elected to file a unitary or combined state income tax return (each such Group hereafter called a "State Group"), the parent of the particular State Group will compute, report and pay the State Group's state income tax liability in accordance with the applicable state laws and regulations and will file the State Group's required annual return. Within thirty (30) days from the filing of the State Group's annual return, the parent of the State Group will calculate and assess to each member of the State Group its share of the State Group's state income tax liability based on (i) the methodology required or established by state income tax law, or (ii) if none, the percentage of each member's separate income or tax divided by the total separate income or tax of the State Group. Within thirty
(30) days of such assessment, each member will pay to the Parent its share of the state income tax liability.

     6. If after the filing of a return it is determined that the liability computed hereunder is incorrect, whether by reason of an Internal Revenue Service or state audit, discovery of error, the learning of new information, or otherwise, appropriate payments, including allocations of penalty and/or interest, if applicable, shall be made promptly to reflect the payments that should have been made.

     7. In lieu of actual payments, adjustments to intercompany payables and receivables may be made, and any net balances due will be paid within 90 days of each adjustment. All payments under this Agreement, including subsequent changes in the amount of a Subsidiary's tax liability or reimbursement payment, shall be considered an intercompany payable or receivable, as the case may be, until such adjustment is paid, and shall not be considered a dividend or surplus contribution.

     8. The Parent agrees to indemnify and reimburse each Subsidiary for any and all claims, demands and expenses in the event that the Internal Revenue Service levies upon the assets of such Subsidiary for unpaid taxes, including penalties and interest, in excess of that amount for which such Subsidiary may be liable pursuant to the terms of this Agreement.

     9. This Agreement shall be applicable only with respect to periods for which the parties are members of the same affiliated Group filing a consolidated federal income tax return. No adjustments hereunder shall be made with respect to periods for which either the Parent or one or more of the Subsidiaries filed a separate return or is a member of another affiliated Group filing a consolidated federal income tax return.

     10. This Agreement shall take effect as of April 28, 1993 and shall continue until terminated by the mutual written agreement of all of the parties. In the event any party ceases to be affiliated with the Group, this Agreement automatically terminates only with respect to that member. This Agreement shall also terminate if the Group fails to file a consolidated federal income tax return for any tax year of this Agreement. Notwithstanding the termination of this Agreement, its provisions will remain in effect, with respect to any period of time during the tax year in which termination occurs, for which the income of the terminating party must be included in the consolidated federal income tax return.

     11. This Agreement may, from time to time, be amended, modified, and supplemented in such manner as may be mutually agreed upon by the parties, subject to the approval of any regulatory authorities as required by law. Any amendment, modification or supplement to this Agreement shall be in writing and shall be executed by a duly appointed representative of each of the parties.

     12. Every article, term, condition and provision of this Agreement is declared to be independent of and severable from all other articles, terms, conditions and provisions of the Agreement. Invalidation, whether judicial or otherwise, of any article, term, condition or provision contained in this Agreement shall in no way affect any other provisions of this Agreement, all of which shall remain in full force and effect.

     13. The books, accounts, tax returns and records of the Parent and the Subsidiaries shall be maintained so as to clearly and adequately disclose the precise nature and details of the obligations and liabilities under this Agreement. All materials relating to the tax returns, including but not limited to the returns, supporting schedules, work papers, and correspondence, shall be available for inspection at any time during normal business hours by the Parent or any Subsidiary. Each party to this Agreement shall maintain, at its principal or home office, records of all tax allocations, and any subsequent Internal Revenue Service or state review or adjustment. The provisions of this section shall survive termination of this Agreement.

     14. This Agreement has been approved by the Board of Directors of each party to this Agreement to the extent required by regulatory authorities. This Agreement shall be effective upon approval of regulatory authorities as required by law.

     15. This Agreement is not assignable by any party without the prior written consent of the other parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by duly authorized officers to be effective April 28, 1993.

                                TIG HOLDINGS, INC.,
                                A Delaware corporation

                                By: /s/  Edwin G. Pickett
                                   ---------------------------------------------
                                    Name: Edwin G. Pickett
                                    Title:  Sr. Vice President and
                                            Chief Financial Officer

                                TIG INSURANCE GROUP
                                FAIRMONT LEASING CORPORATION
                                TIG INSURANCE COMPANY
                                TIG REINSURANCE COMPANY
                                INVESTMENT SUBSIDIARY ONE CORPORATION
                                INVESTMENT SUBSIDIARY TWO CORPORATION
                                INVESTMENT SUBSIDIARY THREE CORPORATION
                                INVESTMENT SUBSIDIARY FOUR CORPORATION
                                TIG INSURANCE COMPANY OF TEXAS
                                TIG PREMIER INSURANCE COMPANY
                                TIG INSURANCE CORPORATION OF AMERICA
                                TIG INSURANCE COMPANY OF MICHIGAN
                                TIG SPECIALTY INSURANCE COMPANY
                                TIG COUNTRYWIDE INSURANCE COMPANY

                                  TIG INDEMNITY COMPANY

                                COUNTRYWIDE CORPORATION
                                TIG LLOYDS INSURANCE COMPANY CHILTON
                                INSURANCE COMPANY FAIRMONT

                                  INSURANCE COMPANY

                                TIG INSURANCE COMPANY OF COLORADO

                                  CROWN VALLEY INSURANCE AGENCY, INC.

                                THE COMPLETION BOND COMPANY, INC.
                                RUSCO SERVICES, INC.
                                MASON-McDUFFIE INSURANCE SERVICE, INC.
                                TIG SERVICES, INC.
                                F.L.M. INSURANCE AGENCY, INC.
                                FAIRMONT AGENCY, INC.
                                TIG INSURANCE SERVICES, INC.
                                ALAMOS CORPORATION BOND & INSURANCE SERVICES
                                TIG PRINTING COMPANY
                                FAIRMONT INFORMATION MANAGEMENT SERVICES, INC. TIG ADJUSTERS, INC.
                                TIG SYSTEMS, INC.
                                TIG AGENCY & INSURANCE SERVICES, INC. (CA)
                                TIG AGENCY & INSURANCE SERVICES, INC. (HI)
                                TIG AGENCY & INSURANCE SERVICES, INC. (AZ)
                                TIG AGENCY & INSURANCE SERVICES, INC. (NV)
                                TIG AGENCY & INSURANCE SERVICES, INC. (OH)
                                TIG AGENCY & INSURANCE SERVICES, INC. (TX)
                                CROWN VALLEY INSURANCE AGENCY OF FLORIDA, INC. FORMDESIGN SYSTEMS, INC.
                                ATLANTIC & PACIFIC ASSURANCE COMPANY, LTD.
                                TIG HOLDINGS I, INC.
                                TIG HOLDINGS II, INC.
                                TIG (BERMUDA), LTD.

                                By: /s/  William H. Huff III
                                   ---------------------------------------------
                                    Name: William H. Huff III
                                    Title:  Secretary

                               TIG HOLDINGS, INC.

                     INTER-COMPANY TAX ALLOCATION AGREEMENT

     The purpose of this agreement (the "Agreement") is to determine the amount of federal and (where applicable) state income tax allocated to members of the affiliated group (as described below) and the amount each will pay to or receive from TIG Holdings., Inc. This Agreement is between TIG Holdings, Inc., a Delaware corporation ("Parent"), and the undersigned subsidiary corporation or corporations (hereafter collectively called the "Subsidiaries" or individually called "Subsidiary"). Parent and the Subsidiaries are sometimes hereafter collectively referred to as the "Group".

     1. The members of the Group are affiliated corporations and have elected to file a consolidated federal income tax return with Fairfax, Inc. under the provisions of Section 1501, et seq., of the Internal Revenue Code of 1986, as amended, (the "Code").

     2. Each Subsidiary shall compute and pay to the Parent its federal income tax liability as if computed on a separate return. Each Subsidiary shall have first use of all of its respective current operating losses and credits. The calculation of the separate federal income tax liability of each Subsidiary shall be made pursuant to the Code and its regulations, as well as applicable cases, rulings, etc., and shall be determined by utilizing the maximum applicable corporate income tax rate.

     3. Each Subsidiary shall pay such separate return tax liability to the Parent by no later than the applicable due date or dates that such payments would have been required by the Internal Revenue Service if the Subsidiary had filed a separate return, or as soon thereafter as possible.

     4. If a Subsidiary would not have to pay any federal income tax or would have a claim for refund of federal income taxes, the Parent will pay to such Subsidiary an amount equal to the refund such Subsidiary would have been entitled to obtain from the Internal Revenue Service. The Parent shall make the payment to the Subsidiary by no later than the applicable due date or dates that payment would have been made by the Internal Revenue Service if such Subsidiary had filed a timely claim for refund, or as soon thereafter as possible.

     5. If all or a portion of the Group is required or has elected to file a unitary or combined state income tax return (each such Group hereafter called a "State Group"), the parent of the particular State Group will compute, report and pay the State Group's state income tax liability in accordance with the applicable state laws and regulations and will file the State Group's required annual return. Within thirty (30) days from the filing of the State Group's annual return, the parent of the State Group will calculate and assess to each member of the State Group its share of the State Group's state income tax liability based on (i) the methodology required or established by state income tax law, or (ii) if none, the percentage of each member's separate income or tax divided by the total separate income or tax of the State Group. Within thirty
(30) days of such assessment, each member will pay to the Parent its share of the state income tax liability.

     6. If after the filing of a return it is determined that the liability computed hereunder is incorrect, whether by reason of an Internal Revenue Service or state audit, discovery of error, the learning of new information, or otherwise, appropriate payments, including allocations of penalty and/or interest, if applicable, shall be made promptly to reflect the payments that should have been made.

     7. In lieu of actual payments, adjustments to inter-company payables and receivables may be made, and any net balances due will be paid within 90 days of each adjustment. All payments under this Agreement, including subsequent changes in the amount of a Subsidiary's tax liability or reimbursement payment, shall be considered an inter-company payable or receivable, as the case may be, until such adjustment is paid, and shall not be considered a dividend or surplus contribution.

     8. The Parent agrees to indemnify and reimburse each Subsidiary for any and all claims, demands and expenses in the event that the Internal Revenue Service levies upon the assets of such Subsidiary for unpaid taxes, including penalties and interest, in excess of that amount for which such Subsidiary may be liable pursuant to the terms of this Agreement.

     9. This Agreement shall be applicable only with respect to periods for which the parties are members of the same affiliated Group filing a consolidated federal income tax return. No adjustments hereunder shall be made with respect to periods for which either the Parent or one or more of the Subsidiaries are not members of the same affiliated Group. If at any time the Parent or Subsidiary acquires, creates, or otherwise adds one or more entities that are includable members of the Group (as defined under Section 1504 of the Code), it is understood that any such entity shall automatically be made subject to this Agreement to the same extent as if such entity had been an original party to the Agreement.

     10. This Agreement shall take effect as of January 1, 2000, and shall continue until terminated by the mutual written agreement of all of the parties. In the event any party ceases to be affiliated with the Group, this Agreement automatically terminates only with respect to that member. This Agreement shall also terminate if the Group fails to file a consolidated federal income tax return for any tax year of this Agreement. Notwithstanding the termination of this Agreement, its provisions will remain in effect, with respect to any period of time during the tax year in which termination occurs, for which the income of the terminating party must be included in the consolidated federal income tax return.

     11. This Agreement may, from time to time, be amended, modified, and supplemented in such manner as may be mutually agreed upon by the parties, subject to the approval of any regulatory authorities as required by law. Any amendment, modification or supplement to this Agreement shall be in writing and shall be executed by a duly appointed representative of each of the parties.

     12. Every article, term, condition and provision of this Agreement is declared to be independent of and severable from all other articles, terms, conditions and provisions of the Agreement. Invalidation, whether judicial or otherwise, of any article, term, condition or provision contained in this Agreement shall in no way affect any other provisions of this Agreement, all of which shall remain in full force and effect.

     13. The books, accounts, tax returns and records of the Parent and the Subsidiaries shall be maintained so as to clearly and adequately disclose the precise nature and details of the obligations and liabilities under this Agreement. All materials relating to the tax returns, including but not limited to the returns, supporting schedules, work papers, and correspondence, shall be available for inspection at any time during normal business hours by the Parent or any Subsidiary. Each party to this Agreement shall maintain, at its principal or home office, records of all tax allocations, and any subsequent Internal Revenue Service or state review or adjustment. The provisions of this section shall survive termination of this Agreement.

     14. This Agreement has been approved by the Board of Directors of each party to this Agreement to the extent required by regulatory authorities. This Agreement shall be effective upon approval of regulatory authorities as required by law.

     15. This Agreement is not assignable by any party without the prior written consent of the other parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, by duly authorized officers to be effective January 1, 2000.

                                          TIG HOLDINGS, INC.,
                                          a Delaware corporation


                                          By: /s/ William H. Huff

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title: Senior Vice President

                                              TIG INSURANCE GROUP


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title: Vice President


                                              TIG INSURANCE COMPANY


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title:  Vice President


                                              TIG PREMIER INSURANCE COMPANY


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title:  Vice President


                                              TIG INDEMNITY COMPANY


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title:  Vice President


                                              FAIRMONT INSURANCE COMPANY


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title:  Vice President

                                              TIG SPECIALTY INSURANCE COMPANY


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title:  Vice President


                                              TIG INSURANCE COMPANY OF MICHIGAN


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title:  Vice President


                                              TIG INSURANCE CORPORATION OF
                                              AMERICA


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title:  Vice President


                                              TIG INSURANCE COMPANY OF COLORADO


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title:  Vice President


                                              COUNTRYWIDE CORPORATION


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title:  Vice President

                                              TIG HOLDINGS 1, INC.


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title: Vice President


                                              TIG HOLDINGS 2, INC.


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title: Vice President


                                              TIG HOLDINGS 4, INC.


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title: Vice President


                                              TIG HOLDINGS 5, INC.


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title: Vice President


                                              RUSCO SERVICES INC.


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title: Vice President

                                              PRIORIS, INC.


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title: Vice President


                                              TIG LATIN AMERICA, INC.


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title: Vice President


                                              TIG (BERMUDA) LTD.


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title: Vice President


                                              TIG COMMONWEALTH HOLDINGS, INC.


                                              By: /s/ WILLIAM H. HUFF

                                            ------------------------------------

                                              Name: William H. Huff, III


                                              Title: Vice President


                                              COMMONWEALTH INSURANCE COMPANY OF
                                              AMERICA


                                              By: /s/ DONALD M. PARRY

                                            ------------------------------------

                                              Name: Donald M. Parry


                                              Title: AVP, Corporate Secretary

                                              ODYSSEY AMERICA REINSURANCE
                                              CORPORATION


                                              By: /s/ DONALD L. SMITH

                                            ------------------------------------

                                              Name: Donald L. Smith


                                              Title: Senior Vice President


                                              ODYSSEY REINSURANCE CORPORATION


                                              By: /s/ DONALD L. SMITH

                                            ------------------------------------

                                              Name: Donald L. Smith


                                              Title: Senior Vice President


                                              HUDSON INSURANCE COMPANY


                                              By: /s/ DONALD L. SMITH

                                            ------------------------------------

                                              Name: Donald L. Smith


                                              Title: Senior Vice President


                                              TIG RE UK HOLDINGS CORPORATION

                                              By: /s/
                                            ------------------------------------
                                              Name:
                                              Title:

                                              RANGER INSURANCE COMPANY


                                              By: /s/ PHILLIP J. BROUGHTON

                                            ------------------------------------

                                              Name: Phillip J. Broughton


                                              Title: President & CEO

                                              RANGER INSURANCE MANAGERS, INC.


                                              By: /s/ PHILLIP J. BROUGHTON

                                            ------------------------------------

                                              Name: Phillip J. Broughton


                                              Title: President & CEO


                                              RANGER INSURANCE FINANCE COMPANY


                                              By: /s/ PHILLIP J. BROUGHTON

                                            ------------------------------------

                                              Name: Phillip J. Broughton


                                              Title: President & CEO


                                              RANGERS MANAGERS CORP.


                                              By: /s/ PHILLIP J. BROUGHTON

                                            ------------------------------------

                                              Name: Phillip J. Broughton


                                              Title: President & CEO

                  AGREEMENT FOR THE ALLOCATION AND SETTLEMENT
                  OF CONSOLIDATED FEDERAL INCOME TAX LIABILITY

     This Agreement provides for the allocation and settlement of the consolidated federal income tax liability of Fairfax Inc. ("Parent"), Ranger Insurance Company and its wholly owned direct and indirect subsidiaries listed on Schedule A attached hereto (collectively "RIC"), Noro Inc. ("NORO"), and Odyssey Reinsurance Corporation and its wholly owned direct subsidiary, Hudson Insurance Company (collectively "ORC") (RIC, NORO and ORC each being alternatively referred to herein as a "Member").

     WHEREAS, the parties hereto are members of an affiliated group (the "Group") as defined in Section 1504 (a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the members of the Group believe it is desirable to provide in this Agreement methods for (1) allocating consolidated federal income tax liability among the members of the Group; (2) reimbursing Parent for payment of such tax liability on behalf of the Group; and (3) having those members of the Group that benefit from the losses or credits of other members compensate such members for the use of such benefits.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                              CONSOLIDATED RETURN

     1.1 PREPARATION.

     Parent shall prepare (or cause to be prepared) and file on behalf of the Group, a consolidated federal income tax return for each taxable year ("Consolidated Return Year") after the effective date of this Agreement.

     1.2 PAYMENT OF TAX.

     Parent shall act as sole agent for each of RIC, NORO and ORC for payment of any tax liability as may be shown on a consolidated federal income tax return of the Group and for all other purposes as required by Treasury Regulations Section 1.1502-77(a).

     1.3 INTERCOMPANY PAYMENTS.

     RIC, NORO and ORC, on whose behalf a consolidated federal income tax return is filed, (i) shall cooperate with Parent in the preparation and filing of each consolidated return, including such consents, elections, and other documents as Parent may request in connection therewith, and (ii) shall, with Parent, make such payments and in such manner as provided in Article II of this Agreement.

                                   ARTICLE II

                TREATMENT OF CONSOLIDATED FEDERAL TAX LIABILITY

     2.1 ALLOCATION OF CONSOLIDATED FEDERAL TAX LIABILITY.

     The consolidated federal tax liability will at all times be allocated on the basis of consolidated taxable income. With respect to each Consolidated Return Year, each Member shall pay to Parent its pro-rata share of consolidated federal tax liability based on such Member's respective share of Consolidated Taxable Income. Each Member shall receive credit for its respective share of any net operating loss or net capital loss that is absorbed by the Group in the current Consolidated Return Year. Under no circumstances and in no event will the taxable income of any Member used to determine its allocated share of the consolidated federal tax liability be greater than such Member's taxable income would be if such Member were to have filed its own separate return.

     2.2 PAYMENT OF TAX LIABILITY.

     RIC, NORO and Odyssey shall each pay to Parent its share of any federal tax due as determined pursuant to Article II of this Agreement, including payment of estimated tax, within ten (l0) days of request thereof by Parent, but in any event no later than those dates required for the payment of taxes, including installments of estimated federal income taxes, pursuant to Section 6655(c) of the Code to support the federal tax payments required to be made by Parent. Parent will make such payments of any income tax as shall be due throughout the income year on the days provided for payment of such tax, including installments of estimated federal income taxes, due pursuant to Code Section 6655.

     2.3 LOSS CARRYOVERS.

     Each Member will receive its proportionate share of any benefit from any net operating loss or net capital loss either carried back to a prior tax return or carried forward to a subsequent Consolidated Return Year.

     2.4 PARENT LOSSES.

     Parent, at its discretion, will make available to any member which has current or carry forward losses, credit for such losses to the extent Parent elects to forego the benefit of its own current or carry forward losses which are available for the current or prior consolidated return year.

     2.5 TAX CREDITS.

     Parent shall compensate each Member for any benefit contributed by such Member (including, but not limited to, Foreign Tax Credits, Investment Tax Credits and Alternative Minimum Tax Credits) which results in a reduction of the consolidated federal income tax liability.

     2.6 ALTERNATIVE MINIMUM TAX.

     The consolidated federal tax liability will at all times be allocated on the basis of consolidated taxable income. In the event that the Group is subject to alternative minimum tax, each Member will be allocated its ratable share of the alternative minimum tax based on such Member's alternative minimum taxable income in addition to the tax based on Consolidated Taxable Income.

     2.7 PAYMENT OF TAX BENEFITS.

     Parent shall pay each Member any amounts accrued under Article II of this Agreement within sixty (60) days after Parent files with the Internal Revenue Service a consolidated federal tax return. The amount due and payable to a Member pursuant to this Section shall be the amount of any tax benefit attributable to such Member that is actually utilized in such consolidated federal tax return filing as provided under this Agreement.

     2.8 ADJUSTMENT OF CONSOLIDATED FEDERAL TAX LIABILITY.

     In the event that there is, for any reason, an adjustment to the Group's federal income tax liability, the consolidated federal tax liability of each Member shall be recomputed in accordance with the provisions of this Agreement to reflect such adjustment. In the event of an overpayment of tax by a Member, Parent shall make payment to such Member the amount of such overpayment within ten (10) days after the discovery of such overpayment. However, if the overpayment of tax results in a refund of tax from the Internal Revenue Service, Parent shall make payment to each Member for its share of such refund, including interest, within ten (10) days after receipt of such refund by Parent. In the event of an underpayment of tax, each Member shall pay to Parent its allocable share of such increased tax liability, any penalties, additions to tax or interest within a reasonable time, but no later than 30 days after receiving notice of such liability from Parent.

                                  ARTICLE III

                                INDEMNIFICATION

     Parent shall indemnify and hold harmless each Member against any levy on such Member's assets by the Internal Revenue Service for penalties, interest or unpaid taxes to the extent such levy exceeds the amount such Member's tax liability would be if such Member were to have filed its own separate return, and provided such penalty, interest or unpaid taxes is not due to the fault of such Member. In the event such penalty, interest or unpaid taxes is due to the fault of any other Member of the Group, such other Member shall indemnify and hold harmless, to the extent provided in this Article III, the Member whose assets are the subject of such levy. Any Member that receives a claim from the Internal Revenue Service giving rise to a right of indemnification under this
Article III shall give Parent written notice of such claim within fifteen (15) days after such Member's receipt thereof.

                                   ARTICLE IV

                                 ADMINISTRATIVE

     4.1 EFFECTIVE DATE.

     This Agreement shall be effective as of December 31, 1996, and shall continue in effect until terminated as provided in Section 4.2 of this Agreement.

     4.2 TERMINATION, AMENDMENT, CONTINUING EFFECT.

     This Agreement may not be amended, waived, discharged or terminated, except by a written statement signed by Parent with notice to each Member. In the event that this Agreement is terminated, the methods for allocating consolidated federal tax liability adopted by the Group shall nonetheless be given effect with respect to any tax liability, payment or refund for all Consolidated Return Years prior to the income year in which termination occurs.

     4.3 RECORDS AND FINANCIAL STATEMENTS.

     Each Member shall maintain its books, accounts and records so as to disclose clearly and accurately the precise nature and details of the transactions effective under this Agreement.

     4.4 FEDERAL TAX RECEIVABLE AND PAYABLE ACCOUNTS.

     Each Member shall maintain accounts computed in accordance with the provisions of this Agreement showing the following:

     (1) Amounts due to Parent with respect to such Member's share of the Group's federal income tax liability; and

     (2) Amounts due from Parent with respect to tax benefits of such Member utilized in accordance with the terms of this Agreement to offset the Group's federal tax liability.

Any amounts payable to or receivable from Parent pursuant to this Agreement shall be shown on the financial statements of Parent and each Member as appropriate. Such amounts shall ordinarily be settled annually, as provided in Sections 2.7 and 2.8 of this Agreement.

     4.5 COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

     4.6 NOTICES.

     All notices, requests or other communications which any of the parties to this Agreement may give hereunder shall be in writing and shall be hand delivered or sent by registered mail or by a nationally recognized overnight courier service to the attention of the chief financial officers of all parties hereto at their respective principal business offices.

IN WITNESS WHEREOF, Parent, RIC, NORO and ORC have caused this Agreement to be executed and delivered by their duly authorized officers on the dates written below.

                                                          FAIRFAX INC.

Date:                                                     By:
                                                              ----------------------------------------

                                                          RANGER INSURANCE COMPANY

Date:                                                     By:
                                                              ----------------------------------------

                                                          NORO INC.

Date:                                                     By:
                                                              ----------------------------------------

                                                          ODYSSEY REINSURANCE CORPORATION

Date:                                                     By: /s/
                                                              ----------------------------------------

overnight courier service to the attention of the chief financial officers of all parties hereto at their respective principal business offices.

IN WITNESS WHEREOF, Parent, RIC, NORO and ORC have caused this Agreement to be executed and delivered by their duly authorized officers on the dates written below.

                                                          FAIRFAX INC.

Date:                                                     By: /s/
                                                              ----------------------------------------

                                                          RANGER INSURANCE COMPANY

Date:                                                     By:
                                                              ----------------------------------------

                                                          NORO INC.

Date:                                                     By: /s/
                                                              ----------------------------------------

                                                          ODYSSEY REINSURANCE CORPORATION

Date:                                                     By:
                                                              ----------------------------------------

overnight courier service to the attention of the chief financial officers of all parties hereto at their respective principal business offices.

IN WITNESS WHEREOF, Parent, RIC, NORO and ORC have caused this Agreement to be executed and delivered by their duly authorized officers on the dates written below.

                                                          FAIRFAX INC.

Date:                                                     By:
                                                              ----------------------------------------

                                                          RANGER INSURANCE COMPANY

Date:                                                     By: /s/
                                                              ----------------------------------------

                                                          NORO INC.

Date:                                                     By:
                                                              ----------------------------------------

                                                          ODYSSEY REINSURANCE CORPORATION

Date:                                                     By:
                                                              ----------------------------------------

                  AGREEMENT FOR THE ALLOCATION AND SETTLEMENT
                  OF CONSOLIDATED FEDERAL INCOME TAX LIABILITY

Schedule A -- Ranger Insurance Company wholly owned and indirect subsidiaries:

--  Ranger Insurance Managers, Inc.
--  Ranger Insurance Finance Co.
--  National Agra Underwriters, Inc.
--  RIC Realty, Inc.
--  Ranger Managers Corp.
--  Ranger Managing Agency, Inc.
--  Ranger Reinsurance Management, Inc.
--  Ranger General Agency, Inc.

                                FIRST AMENDMENT
                                       TO
                  AGREEMENT FOR THE ALLOCATION AND SETTLEMENT
                  OF CONSOLIDATED FEDERAL INCOME TAX LIABILITY

     This First Amendment (the "Amendment") to the Agreement for the Allocation and Settlement of Consolidated Federal Income Tax Liability, effective as of December 31, 1996, (the "Agreement") is entered into by and among Fairfax Inc. ("Parent"); Ranger Insurance Company on behalf of itself and its wholly owned direct subsidiaries listed on Schedule A attached hereto (collectively, "RIC"); Ranger Lloyds ("RL"); Crum & Forster Holdings, Inc. on behalf of itself and its wholly owned direct and indirect subsidiaries listed on Schedule B attached hereto (collectively "C&F"); Odyssey Reinsurance Corporation on behalf of itself and its wholly owned direct subsidiary listed on Schedule C attached hereto, (collectively, "ORC"); Standard Managing General Agency, Inc. ("SMGA"); and The Standard Group Inc. ("SG").

     WHEREAS, RIC, RL, C&F, ORC, SMGA and SG are each members (individually, a "Member" and, collectively "Members") of an affiliated group (the "Group") as defined in Section 1504 (a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, some of the Members and Parent have previously entered into the Agreement; and

     WHEREAS, the Parent and the Members desire to amend the Agreement, effective as of December 31, 1998;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

1.   Article 1.2 of the Agreement is amended in its entirety to read as follows:

     1.2 PAYMENT OF TAX.

     Parent shall act as sole agent for each Member for payment of any tax liability as may be shown on a consolidated federal income tax return of the Group and for all other purposes as required by Treasury Regulations Section 1.1502-77(a).

2.   Article 1.3 of the Agreement is amended in its entirety to read as follows:

     1.3 INTERCOMPANY PAYMENTS.

     Each Member, on whose behalf a consolidated federal income tax return is filed, (i) shall cooperate with Parent in the preparation and filing of each consolidated return, including such consents, elections and other documents as Parent may request in connection therewith, and (ii) shall, with Parent, make such payments and in such manner as provided in Article II of this Agreement.

3.   Article 2.2 of the Agreement is amended in its entirety to read as follows;

     2.2 PAYMENT OF TAX LIABILITY.

     Each Member shall pay to Parent its share of any federal tax due as determined pursuant to Article II of this Agreement, including payment of estimated tax, within ten (10) days of request thereof by Parent, but in any event no later than those dates required for the payment of taxes, including installments of estimated federal income taxes, pursuant to Section 6655(c) of the Code to support the federal tax payments required to be made by Parent. Parent will make such payments of any income tax as shall be due throughout the income year on the days provided for payment of such tax, including installments of estimated federal income taxes, due pursuant to Section 6655 of the Code.

4.   Article 2.7 of the Agreement is amended in its entirety to read as follows:

     2.7 PAYMENT OF TAX BENEFITS.

     Parent shall pay each Member any amounts accrued under Article II of this Agreement within 30 (thirty) days after Parent files with the Internal Revenue Service a consolidated federal tax return. However, if such amount due to the Member results from a refund due to Parent from the Internal Revenue Service, such amount shall be payable to such Member within 30 (thirty) days of receipt of the tax refund.

5.   The following is added as Article 2.9 to the Agreement:

     2.9 ESCROW ACCOUNT.

     An escrow account shall be established and maintained by Parent for each Member that is a New York domestic insurer in an amount equal to the amount paid by such Member that is in excess of the actual amount paid by Parent to the Internal Revenue Service. Assets in the escrow account shall consist of assets eligible for investment by insurance companies in accordance with the New York Insurance Law. Escrow assets may be released by Parent from the escrow account at such time as the permissible period for loss carrybacks has elapsed. Instead of establishing the Escrow Account, Parent may, at its option, provide the Member with a demand note in the amount equal to the amount which would have been placed in the Escrow Account pursuant to this paragraph and Parent shall secure its obligation under the demand note with a letter of credit from a bank that is a "qualified bank" pursuant to New York Insurance Regulation 133.

6. Article IV of the Agreement, "Administrative", including all subparagraphs thereof, is renumbered as Article V, and a new Article IV is adopted, reading in its entirety as follows:

                                   ARTICLE IV

                                  ARBITRATION

     Any and all disputes and disagreements arising out of or relating to this Agreement shall be submitted for resolution to a board of arbitration (the "Board"), consisting of two party-appointed arbitrators and an umpire to be appointed by the two party-appointed arbitrators. The arbitrators shall be individuals who have never been affiliated with any of the parties and who are present or former executive officers of an insurance or reinsurance company. If a party fails to appoint an arbitrator within thirty (30) calendar days after being requested to do so, the other party(ies) shall also appoint the second arbitrator and the two arbitrators shall select the umpire. If the two party appointed arbitrators fail to agree upon the appointment of an umpire within thirty (30) calendar days after their nomination, each of them shall name three
(3), of whom the other shall decline two (2) and the decision shall be made by drawing lots. Each party shall submit its case to the Board within thirty (30) calendar days after the date of the appointment of the umpire. The Board shall make its determination with regard to the custom and usage of the insurance and reinsurance business and render a written decision solely as to the issue or issues presented in the notice of arbitration within sixty (60) calendar days after such submission. The decision of a majority of the Board shall be final and binding in all respects upon all parties hereto. Judgment upon any award may only be entered in a Federal court of competent jurisdiction located in the City, County and State of New York; provided, however, that if such judgment cannot be entered in such a Federal court expeditiously, such judgment only then may be entered in a state court of competent jurisdiction in the City, County and State of New York. Arbitration hereunder shall take place in New York unless the parties agree otherwise. Except as otherwise provided herein, the parties shall jointly and equally bear the costs, fees, disbursement and other expenses of the arbitrator.

7. Article 5.2 of the Agreement (formerly Article 4.2) is amended to read in its entirety as follows:

     5.2 TERMINATION, AMENDMENT, CONTINUING EFFECT.

     This Agreement shall not be amended, waived, discharged or terminated except upon the occurrence of any one of the following events:

     a) The Parent and the Members agree in writing to such termination;

     b) The Parent or a Member's participation in the Group ceases or is terminated for any reason whatsoever; provided, however, in the case of a terminating Member, such amendment, waiver, discharge or termination shall be effective only with respect to such subsidiary; or

     c) The Group for any taxable year discontinues filing a consolidated return;

provided, however, that notwithstanding the termination of this Agreement pursuant to the foregoing, the obligations of Parent and Member hereunder shall remain in full force and effect with respect to (i) any period of time during the taxable year in which such termination occurs for which the income or loss of Member must be included in Parent's consolidated return and (ii) any recomputation required as provided in paragraph 2.8.

8. Article 5.3 of the Agreement (formerly Article 4.3) is amended to read in its entirety as follows:

     5.3 RECORDS AND FINANCIAL STATEMENTS.

     Each Member and Parent shall maintain its books, accounts and records so as to disclose clearly and accurately the precise nature and details of the transactions effected under this Agreement.

     Upon termination of the Agreement in accordance with Article 5.2, all material, including, but not limited to, consolidated tax returns, supporting schedules, work papers, correspondence and other documents relating to the consolidated tax returns shall be made available to each Member during regular business hours.

9.   The following is added as Article 5.7 of the Agreement:

     5.7 ASSIGNMENT.

     This Agreement shall be not assigned by Parent or any Member, without the written consent of all parties.

IN WITNESS WHEREOF, Parent, RIC, RL, C&F and ORC have caused this amendment to be executed and delivered by their duly authorized officers or representatives on the dates written below.

                                                          FAIRFAX INC.

Date:                                                     By:
                                                              ----------------------------------------

                                                          RANGER INSURANCE COMPANY

Date:                                                     By:
                                                              ----------------------------------------

                                                          RANGER LLOYDS

Date:                                                     By:
                                                              ----------------------------------------

                                                          CRUM & FORSTER HOLDINGS, INC.

Date:                                                     By: /s/
                                                              ----------------------------------------

                                                          ODYSSEY REINSURANCE CORPORATION

Date:                                                     By:
                                                              ----------------------------------------

IN WITNESS WHEREOF, Parent, RIC, RL, C&F and ORC have caused this amendment to be executed and delivered by their duly authorized officers or representatives on the dates written below.

                                                          FAIRFAX INC.

Date:                                                     By:
                                                              ----------------------------------------

                                                          RANGER INSURANCE COMPANY

Date:                                                     By:
                                                              ----------------------------------------

                                                          RANGER LLOYDS

Date:                                                     By:
                                                              ----------------------------------------

                                                          CRUM & FORSTER HOLDINGS, INC.

Date:                                                     By:
                                                              ----------------------------------------

                                                          ODYSSEY REINSURANCE CORPORATION

Date:                                                     By: /s/
                                                              ----------------------------------------

IN WITNESS WHEREOF, Parent, RIC, FL, C&F and ORC have caused this amendment to be executed and delivered by their duly authorized officers or representatives on the dates written below.

                                                          FAIRFAX INC.

Date:                                                     By: /s/
                                                              ----------------------------------------

                                                          RANGER INSURANCE COMPANY

Date:                                                     By:
                                                              ----------------------------------------

                                                          RANGER LLOYDS

Date:                                                     By:
                                                              ----------------------------------------

                                                          CRUM & FORSTER HOLDINGS, INC.

Date:                                                     By:
                                                              ----------------------------------------

                                                          ODYSSEY REINSURANCE CORPORATION

Date:                                                     By:
                                                              ----------------------------------------

IN WITNESS WHEREOF, Parent, RIC, FL, C&F and ORC have caused this amendment to be executed and delivered by their duly authorized officers or representatives on the dates written below.

                                                     FAIRFAX INC.

Date:                                                By:
                                                         --------------------------------------------

                                                     RANGER INSURANCE COMPANY

Date:                                                By: /s/
                                                         --------------------------------------------

                                                     RANGER LLOYDS

Date:                                                By: /s/
                                                         --------------------------------------------

                                                     CRUM & FORSTER HOLDINGS, INC.

Date:                                                By:
                                                         --------------------------------------------

                                                     ODYSSEY REINSURANCE CORPORATION

Date:                                                By:
                                                         --------------------------------------------

                                                     STANDARD MANAGING GENERAL AGENCY, INC.

Date: 1/15/99                                        By: /s/
                                                         --------------------------------------------
                                                                      Attny in fact

                                                     STANDARD GROUP INC.

Date: 1/15/99                                        By: /s/
                                                         --------------------------------------------
                                                                      Attny in fact

                                FIRST AMENDMENT
                                       TO
                  AGREEMENT FOR THE ALLOCATION AND SETTLEMENT
                  OF CONSOLIDATED FEDERAL INCOME TAX LIABILITY

Schedule A -- Ranger Insurance Company wholly owned and indirect subsidiaries:

--  Ranger Insurance Managers, Inc.
--  Ranger Insurance Finance Co.
--  National Agra Underwriters, Inc.
--  RIC Realty, Inc.
--  Ranger Managers Corp.
--  Ranger Managing Agency, Inc.
--  Ranger Reinsurance Management, Inc.

                                FIRST AMENDMENT
                                       TO
                  AGREEMENT FOR THE ALLOCATION AND SETTLEMENT
                  OF CONSOLIDATED FEDERAL INCOME TAX LIABILITY

Schedule B -- Crum & Forster Holdings, Inc. wholly owned and indirect subsidiaries:

--  United States Fire Insurance Company
--  North River Insurance Company
--  Crum & Forster Insurance Company
--  Crum & Forster Indemnity Company
--  Crum & Forster Underwriters Co. of Ohio
--  Crum & Forster Custom Securities, Inc.

                                FIRST AMENDMENT
                                       TO
                  AGREEMENT FOR THE ALLOCATION AND SETTLEMENT
                  OF CONSOLIDATED FEDERAL INCOME TAX LIABILITY

Schedule C -- Odyssey Reinsurance Corporation wholly owned subsidiary:

--  Hudson Insurance Company